WACHOVIA
                                 --------------



                                 ACQUISITION OF


                            INTERSTATE/JOHNSON LANE






                                OCTOBER 27, 1998

--------------------------------------------------------------------------------

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Wachovia after its merger with IJL including statements relating to: (a) the cost savings and reported earnings that will be realized from the proposed merger; (b) the impact on revenues of the proposed merger; and (c) the restructuring charges expected to be incurred in connection with the proposed merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected costs savings from the proposed merger cannot be fully realized or realized within the expected time frame; (2) costs or difficulties related to the integration of the businesses of Wachovia and IJL are greater than expected; (3) revenues following the proposed merger are lower than expected; (4) competitive pressure among financial institutions increases significantly; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, and conditions in securities markets are less favorable than expected; or (7) legislation or regulatory changes adversely affect the businesses in which Wachovia will be engaged.

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

STRATEGIC RATIONALE
--------------------------------------------------------------------------------


o    Expands product capabilities in target growth markets

     -- Enhances retail brokerage distribution network
     -- Strengthens capital market position and adds equity capabilities

o    Creates cross-sell opportunities

o    Combines complementary products, cultures and geographic regions

o    Pricing compares favorably to recent transactions

o    Provides attractive returns



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

TRANSACTION SUMMARY
--------------------------------------------------------------------------------

Price Per Share:         $32.00 of Wachovia common stock for each IJL share

Purchase Price:          Approximately $230 million

Form of Consideration:   Tax free exchange of WB stock.  Approximately 2.65
                         million total shares of WB to be issued based on current market price

Exchange Ratio:          The number of shares issued per IJL share will equal
                         $32.00 divided by the average of the final trading price for Wachovia common stock during the five trading days prior to closing.

Retention Program:       Approximately $23 million in restricted stock

Accounting Method:       Purchase

Expected Closing:        First Half 1999

Stock Repurchase:        100% of shares issued in transaction

Deal Protection:         Voting agreement and 19.9% stock option


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

OVERVIEW OF IJL
--------------------------------------------------------------------------------

Brokerage Services
------------------

o Experienced retail sales force of 466 financial consultants in 63 branches across the Southeast

o Over 124,000 active retail accounts with client assets aggregating more than $16.8 billion

Corporate and Institutional Business
------------------------------------

o    Rapidly growing institutional sales and trading business

o Small, focused investment banking effort targeting middle-market companies in the Southeast

Research Capabilities
---------------------

o Proprietary equity research capabilities with analysts covering over 140 companies

o    Leading provider of third-party institutional research

o    Market maker in over 200 NASDAQ stocks

Customer Focus
--------------

o    Strong client driven culture


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

COMPLEMENTARY PRODUCTS
--------------------------------------------------------------------------------

                                           Wachovia              IJL
                                           --------              ---

Full Service Brokerage                                            X

Mutual Funds                                   X

Insurance Sales                                X

Financial Planning                             X                  X

Private Banking                                X

Trust Services and Estate Planning             X

Equity Underwriting, Sales & Trading                              X

Fixed Income Underwriting, Sales &             X                  X
Trading

Equity Research                                                   X

M&A Advisory                                   X                  X

Loan Syndications                              X

Derivatives                                    X

Private Equity                                 X                  X

Private Placements                             X                  X

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

ADDS UNDERWRITING CAPABILITIES
--------------------------------------------------------------------------------
IJL Lead and Co-Managed Financings 1993-1998 YTD(a)


                                     [GRAPH]

                       TITLE: EQUITY AND EQUITY LINKED(b)

                     Amount Raised                   Number of Deals
                    ($ in Millions)
                    ---------------                  ---------------

     1993                $560.1                             15
     1994                $472.3                              9
     1995                $534.4                              8
     1996                $361.7                              8
     1997                $657.4                             12
     1998 YTD(a)         $338.5                              6


                                 [SECOND GRAPH]

                           TITLE: MUNICIPAL FINANCE

                     Amount Raised                  Number of Deals
                    ($ in Millions)
                    ---------------                 ---------------

     1993                $112.7                             13
     1994                $165.8                             26
     1995                $173.1                             12
     1996                $426.9                             26
     1997                $233.9                             16
     1998 YTD(a)         $431.4                             27


          Source: Securities Data Corporation. Data includes all offerings in the domestic public and private market by U.S. issuers.

          (a)      Through September 30, 1998.
          (b)      Excludes closed-end funds.

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

EXCELLENT GEOGRAPHIC FIT
--------------------------------------------------------------------------------

               [GRAPHIC DEPICTING THE SOUTHEASTERN UNITED STATES
                AND LOCATIONS OF IJL BRANCHES WITHIN THE REGION]


o    IJL provides enhanced distribution in Wachovia's core markets.

o IJL has 63 branches in 58 cities and municipalities in North Carolina, South Carolina, Georgia and Virginia

o Greater access and broader product offering to affluent individuals, as well as, small and mid-sized companies in Southeast


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


STRUCTURE/MANAGEMENT
--------------------------------------------------------------------------------

o IJL's principal broker dealer subsidiary, Interstate/Johnson Lane Corporation, will be merged into Wachovia Securities, Inc., a newly created subsidiary of Wachovia Corporation

o As CEO of Wachovia Securities, Inc., Jim Morgan will be responsible for Wachovia's Capital Markets activities and report to John McLean, EVP

o IJL's Private Client Group and CapTrust will report to Bob Kniejski, EVP and head of Personal Financial Services


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


IJL -- SUMMARY FINANCIAL INFORMATION
--------------------------------------------------------------------------------

(Dollars in Millions)

                                                 FISCAL YEAR ENDED SEPTEMBER 30,

                                        1994      1995      1996      1997      1998
                                      --------   -------   -------   -------  -------
NET REVENUES                          $147.9     $151.5    $187.6    $213.7    $257.6

Total Operating Expenses               134.6      141.6     170.8     193.9     229.0
                                      --------   -------   -------   -------  -------

Pre-Tax Core Operating Income          $13.3       $9.9     $16.8     $19.8     $28.6

LTIP Expense(a)                          0          0         1.2       2.7       5.4

NET INCOME                             $10.9       $5.9      $9.4     $10.9     $14.7
                                      --------   -------   -------   -------  -------

PROFITABILITY RATIOS

Pre-Tax Margin                           9.0%       6.5%      8.3%      8.0%      9.0%
Pre-Tax ROAE                            20.6       14.4      21.4      20.6      24.1

Adjusted for LTIP(a)
Pre-Tax Margin                           9.0%       6.5%      9.0%      9.2%     11.1%
Pre-Tax ROAE                            20.6       14.4      23.0      23.9      29.7


Total Assets                          $767.8     $616.5    $568.3    $626.7    $652.3
Total Shareholder's Equity              68.0       69.4      76.6      88.8     103.6


--------------------
(a) Long-Term Incentive Plan expense of $5.4 million in 1998. The LTIP expired in September 1998 and this strategic transaction causes automatic vesting and termination.


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


IJL -- REVENUE SOURCES
--------------------------------------------------------------------------------
Total Revenues by Business Unit for Fiscal Year Ended September 30, 1998


                                   [PIE CHART]

     Private Client Group                                        61.2%
     Fixed Income Capital Markets                                17.8%
     Equity Capital Markets                                       8.5%
     The Interstate Group (Third-Party Research Services)         5.6%
     Cap Trust Financial Advisors                                 4.1%
     Other                                                        2.8%


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

FAVORABLE PRICING RELATIVE TO RECENT BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------
Acquisitions of Retail Brokerage Firms 1997 - 1998YTD


                                                                            PURCHASE PRICE(a) AS A MULTIPLE OF:
                                                                         ----------------------------------------
                                                         TRANSACTION
DATE OF                                                     AMOUNT         LTM NET      TANGIBLE          NET
 ANNC.      ACQUIROR             TARGET                     ($MIL)         INCOME      BOOK VALUE       REVENUES
--------  ------------------  -----------------------    --------------  -----------   ----------       ---------
8/20/98   PNC Corp.           Hilliard-Lyons                $315.0         15.80x         2.67x          1.96x

8/10/98   BB&T Corp.          Scott & Stringfellow           145.8         23.00          3.76           1.40

6/15/98   KeyCorp.            McDonald & Co.                 721.0         18.98          3.64           2.19

12/15/97  US Bancorp          Piper Jaffray Cos.             730.0         20.40(b)       4.20           1.20

11/19/97  First Chicago NBD   Roney & Co.                     95.0         17.00          3.83           NA

8/20/97   First Union Corp.   Wheat First Butcher Singer     546.0         15.00          3.35           1.00

                                             ------------------------------------------------------------------
                                                 High                      23.00x         4.20x          2.19x

                                                 Mean                      18.36          3.57           1.55

                                                 Median                    17.99          3.70           1.40

                                                 Low                       15.00          2.67           1.00
                                             ------------------------------------------------------------------

                              ---------------------------------------------------------------------------------
                              IJL                           $240.8(c)      16.3x(d)       2.64x          0.93x
                              ---------------------------------------------------------------------------------

--------------------

(a)  Transaction value includes purchase price paid to shareholders and the net after-tax value of any retention pool at an assumed discount rate.
(b)  Based on Annualized 4Q EPS before non-recurring charges.
(c)  Assumes a $230 million transaction value and the net after-tax present value of a $23 million retention pool vesting over 3 years.
(d)  Price/LTM net income multiple excluding LTIP expense would equal 13.3x.


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

FINANCIALLY ATTRACTIVE
--------------------------------------------------------------------------------


o Nondilutive to EPS in 1999 (before restructuring charge), moderately accretive thereafter

o    Returns will exceed cost of capital and enhance shareholder value

o Estimated pre-tax merger and integration expense of $16 million recognized during 1999.

o Fully phased-in synergies of $11 million (after-tax) from combination of cost savings and revenue growth


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